Frequency Report                                                     Page 1 of 2

                                 LEHMAN BROTHERS
                                   10 RECORDS
                               BALANCE: 11,908,136
                               WEEKLY HYBRID FILE

                                  MIKE HARTMAN
                                     5-3051
               LOAN IN '6 MONTH LIBOR FEB SOLD'; CURBAL GE 930000

                                                       LOAN IN '6 MONTH LIBOR FEB SOLD'; CURBAL GE 930000
===============================================================================================================================
                                        TOTAL        NZWA           NZWA       NZWA      NZWA
                     NO. OF           CURRENT     CURRENT       COMBINED       FICO       DTI       STATE      STATE      STATE
CURRENT BALANCE       LOANS           BALANCE         LTV            LTV      SCORE     SCORE          CA         NC         FL
===============================================================================================================================
930,000.00                1        930,000.00        75.0           75.0      675.0     38.92        0.00     100.00       0.00
===============================================================================================================================
960,000.00                1        960,000.00        80.0           90.0      651.0     42.70        0.00       0.00       0.00
===============================================================================================================================
962,500.00                1        962,500.00        70.0           70.0      661.0     38.53      100.00       0.00       0.00
===============================================================================================================================
965,600.00                1        965,600.00        75.0           75.0      712.0      0.00        0.00       0.00       0.00
===============================================================================================================================
975,000.00                1        975,000.00        65.0           81.7      673.0      0.00      100.00       0.00       0.00
===============================================================================================================================
997,535.82                1        997,535.82        49.9           50.0      690.0     15.00        0.00       0.00       0.00
===============================================================================================================================
1,425,000.00              1      1,425,000.00        75.0           90.0      769.0     39.20        0.00     100.00       0.00
===============================================================================================================================
1,430,000.00              1      1,430,000.00        44.9           44.9      806.0      0.00      100.00       0.00       0.00
===============================================================================================================================
1,462,500.00              1      1,462,500.00        65.0           65.0      719.0     38.46      100.00       0.00       0.00
===============================================================================================================================
1,800,000.00              1      1,800,000.00        64.3           64.3      652.0     40.00        0.00       0.00     100.00
===============================================================================================================================
TOTAL:                   10     11,908,135.82        65.6           69.6      704.9     36.70       40.56      19.78      15.12
===============================================================================================================================

                                [RESTUBBED TABLE]

======================================================

                          STATE       STATE      STATE
CURRENT BALANCE              AK          NJ         AZ
======================================================
930,000.00                 0.00        0.00       0.00
======================================================
960,000.00                 0.00        0.00     100.00
======================================================
962,500.00                 0.00        0.00       0.00
======================================================
965,600.00                 0.00      100.00       0.00
======================================================
975,000.00                 0.00        0.00       0.00
======================================================
997,535.82               100.00        0.00       0.00
======================================================
1,425,000.00               0.00        0.00       0.00
======================================================
1,430,000.00               0.00        0.00       0.00
======================================================
1,462,500.00               0.00        0.00       0.00
======================================================
1,800,000.00               0.00        0.00       0.00
======================================================
TOTAL:                     8.38        8.11       8.06
======================================================

Frequency Report                                                     Page 2 of 2


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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).